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                                                                    EXHIBIT 10.5


                          MOTOR CARGO INDUSTRIES, INC.
                           RESTRICTED STOCK AGREEMENT


          THIS AGREEMENT (this "Agreement") is entered into this 2nd day of October, 1997 by and between MOTOR CARGO INDUSTRIES, INC., a Utah corporation (the "Company"), and LOUIS V. HOLDENER, an individual residing in the State of Utah (the "Participant"). The Company and the Participant are later sometimes collectively referred to as the "Parties."

                                R E C I T A L S:

          The Participant is a valuable and trusted key employee of the Company who has played, and will continue to play, a significant role in the financial success of the Company. The Company wishes to create an added incentive on the part of the Participant to advance the interests of the Company by granting to the Participant an opportunity to acquire shares of the common stock of the Company as set forth in this Agreement.

          NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, and for other good and valuable consideration, the parties agree as follows:

     1.   Purpose.

          The purpose of this Agreement is to provide the Participant with an opportunity to acquire shares of the common stock, no par value, of the Company (the "Common Stock") as described in this Agreement, thereby providing an incentive to the Participant to enhance the long-term value of the Company and to remain employed by the Company.

     2.   Grant Date; Termination of Agreement.

          The grant by the Company of shares of the Common Stock to the Participant set forth in Section 3 shall take place on the date on or before December 31, 1997 (the "Grant Date") on which the initial public offering of shares of the Common Stock (the "Initial Public Offering") is consummated. If the Initial Public Offering is not consummated prior to December 31, 1997, this Agreement shall, as of such date, terminate in its entirety and be null and void and of no further force or effect.

     3.   Grant of Right to Receive Common Stock.

          The Company hereby grants to the Participant the right to receive a total of twenty thousand (20,000 ) shares of the Common Stock (the "Granted Shares") on the Grant Date. The Company grants the right to receive the Granted Shares to the Participant, subject to the terms and conditions of this Agreement, as partial consideration for the services to be rendered by the Participant to the Company. No consideration other than the rendering of such services (and


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continuing employment until release of the Granted Shares as provided in Section
6) shall be required in exchange for the right to receive the Granted Shares, and such services shall be deemed to be payment in full by the Participant for the Granted Shares.

     4.   Share Certificates.

          Four (4) stock certificates, each representing the Participant's ownership of twenty-five percent (25%) of the Granted Shares shall be issued in the name of the Participant and delivered to the Company as soon as practicable on or after the Grant Date. All of the Granted Shares represented by such certificates shall be deemed to be issued to the Participant on and after the Grant Date and to be outstanding for all purposes in accordance with the terms of this Agreement. The Participant shall deliver to the Company an undated stock power duly endorsed in blank with respect to each such certificate immediately after the issuance thereof. The Granted Shares and the certificates representing the Granted Shares shall be held by the Company on behalf of the Participant until (i) the Granted Shares are forfeited as provided in Section 6 (in which event the certificates representing any Granted Shares that have been so forfeited shall be canceled, and the shares of Common Stock represented by such certificates shall revert to authorized but unissued shares of the Common Stock) or (ii) the Granted Shares are released to the Participant as provided in
Section 6 (in which event the certificates representing any of the Granted Shares to be so released shall be transferred to the Participant as provided in
Section 7 or to his beneficiary or personal representative as provided in
Section 8) and the blank stock powers shall be destroyed.

     5.   Dividends and Voting Rights.

          On and after the Grant Date, the Participant shall be entitled to receive cash dividends on all the Granted Shares, if any, when paid by the Company and shall have full voting rights with respect to the full number of the Granted Shares, even though any of the Granted Shares with respect to which such dividends are paid or vote exercised shall not have been released to the Participant and shall be subject to forfeiture as provided in Section 6. Certificates representing any securities of the Company distributed in a transaction described in Section 13 or otherwise with respect to any of the Granted Shares held for the Participant by the Company shall be delivered to the Company to be held with such Granted Shares and shall thereafter become part of the Granted Shares for all purposes of this Agreement, subject to being released or being forfeited as provided in Section 6, as if such distributed securities had been granted to the Participant on the Grant Date. The Participant shall deliver to the Company stock powers duly endorsed in blank with respect to all certificates representing any such distributed securities.

     6.   Release and Forfeiture of Granted Shares.

          The Granted Shares held for the Participant by the Company pursuant to
Section 4 shall be released to the Participant and/or forfeited by the Participant as set forth below:



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          a.   Release Before Termination of Employment. During the term of the
     Participant's continuous employment with the Company, the Granted Shares shall be released by the Company to the Participant in the following amounts on the following dates:

                          Amount                             Date
                          ------                             ----
                          5,000   shares               January 1, 1998
                          5,000   shares               January 1, 1999
                          5,000   shares               January 1, 2000
                          5,000   shares               January 1, 2001


          For purposes of this Section 6, continuous employment shall include employment with any combination of the Company and one or more subsidiaries, and a temporary leave of absence with the consent of the Company shall not be deemed to be a break in continuous employment.

          b. Forfeiture due to termination of employment. Except as otherwise set forth in this Section 6, if the employment of the Participant is terminated by the Participant, any of the Granted Shares not previously released in accordance with this Section 6 shall be forfeited immediately upon the effective date of the termination and the Participant shall have no further rights with respect to such Granted Shares.

          c. Termination for Cause. If the employment of the Participant is terminated for reasons which constitute termination for cause (as later defined), he shall forfeit all rights to any and all of the Granted Shares that have not been released to him on or before the effective date of such termination. For purposes of this Section 6(c), "termination for cause" shall mean the termination of the employment of the Participant on account of (i) gross negligence or gross dereliction of the duties that have been assigned to the Participant by the Company, (ii) such negligence or misconduct as shall constitute a breach of the covenants and obligations of the Participant under this Agreement, (iii) insubordination or action by the Participant that is detrimental to the interests of the Company (as determined by the Board of Directors), (iv) the failure or refusal of the Participant to comply with the provisions of this Agreement or (v) the Participant's being convicted by any duly constituted law enforcement agency or authority of a crime involving moral turpitude. Notwithstanding the foregoing, disability because of illness or accident (other than the addiction to alcohol or drugs) shall not constitute a basis for termination for cause.

          d. Involuntary Termination without Cause. If the employment of the Participant is terminated by the Company, but not under circumstances which constitute termination for cause or termination as the result of disability, the following number of



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     Granted Shares held by the Company pursuant to Section 4 that have not theretofore been released to the Participant pursuant to Section 6(a) shall be released to the Participant as soon as practicable following such termination: (i) if such termination occurs before January 1, 1999, that number of the Granted Shares that equals ten thousand (10,000 ) minus the number of the Granted Shares released to the Participant before the effective date of such termination; (ii) if such termination occurs on or after January 1, 1999, that number of Granted Shares that equals twenty thousand (20,000) minus the number of Granted Shares released to the Participant before the effective date of such termination.

          e. Disability. In the event that the employment of the Participant is terminated as a result of the disability (as later defined) of the Participant, the following number of the Granted Shares held by the Company pursuant to Section 4 that have not theretofore been released to the Participant pursuant to Section 6(a) shall be released to the Participant as soon as practicable following the effective date of such termination:
     (i) if such termination occurs before January 1, 1999, that number of Granted Shares that equals ten thousand (10,000) minus the number of the Granted Shares released to the Participant before the effective date of such termination; (ii) if such termination occurs on or after January 1, 1999, that number of the Granted Shares that equals twenty thousand (20,000) minus the number of Granted Shares already released to the Participant before the date of such termination. For purposes of this
     Section 6(e), "disability" shall mean the inability to work or function as a result of illness, accident or disease, in a manner consistent with the Participant's present employment responsibilities with the Company, such disability to be reasonably determined by the Board of Directors.

          f. Death. In the event the Participant dies on or before January 1, 2001, the following number of the Granted Shares held by the Company pursuant to Section 4 that have not been released pursuant to Section 6(a) shall be released to the beneficiary or beneficiaries designated by the Participant pursuant to Section 8, or lacking such a designation to the Participant's estate, as soon as practicable following such death: (i) if such death occurs before January 1, 1999, that number of the Granted Shares that equals ten thousand (10,000) minus the number of the Granted Shares released to the Participant before the date of such death; (ii) if such death occurs on or after January 1, 1999, that number of the Granted Shares that equals twenty thousand (20,000) minus the number of the Granted Shares released to the Participant before the date of such death.

          g. Acceleration of Release. Notwithstanding the foregoing provisions of this Section 6, the Board of Directors of the Company may, in its sole and absolute discretion, accelerate the release of all or part of the Granted Shares or may increase the number of the Granted Shares to be released to the Participant or in the event of his death, to his beneficiaries or estate, based on criteria satisfactory to the Board of Directors.

     7.   Distribution of Certificates upon Release of the Granted Shares.

          Upon the release of any of the Granted Shares in accordance with
Section 6, the



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Company shall deliver to the Participant the certificate representing such
Granted Shares (or to his Beneficiary or his estate, as the case may be, if the release of the Granted Shares occurs on account of the Participant's death), and the recipient shall have full and immediate rights to the shares of Common Stock represented by such certificate (except to the extent of restrictions imposed by law).

     8.   Designation of Beneficiary.

          The Participant may designate a beneficiary or beneficiaries by an instrument filed by the Participant with the Company. In the absence of such a designation, the Participant's personal representative, in his or her capacity as such, shall be deemed to be the beneficiary of the Participant for all purposes of this Agreement. Any beneficiary designation may be revoked by the Participant or superseded by the filing of a new designation at any time prior to the Participant's death.

     9.   Nonassignability of Granted Shares.

          The Granted Shares that have not been released as provided in Section 6 shall not be assignable or transferrable by the Participant.

     10.  No Right or Obligation of Continued Employment.

          Nothing contained in this Agreement shall require the Company or its subsidiaries to continue to employ the Participant, nor shall the Participant be required to remain in the employment of the Company or its subsidiaries. The Granted Shares shall not be affected by any change in the Participant's duties or position as long as the Participant remains an employee of the Company or its subsidiaries.

     11.  Withholding.

          The Company may require the Participant or other recipient of any distribution of the Granted Shares under this Agreement to pay to the Company the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of the person entitled to such distribution. The recipient may satisfy such obligation in whole or in part by electing to have the Company withhold from the distribution shares of the Common Stock. In such an event, the number of shares of the Common Stock withheld shall have a fair market value as of the date that the amount of tax to be withheld is determined equal to the amount of such obligation being satisfied.

     12.  Retirement Plans.

          In no event shall any amounts accrued or payable under this Agreement be treated as compensation for the purpose of determining the amount of contributions or benefits to which the Participant shall be entitled or under any plan intended to be a qualified plan within the



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meaning of Section 401(a) of the Internal Revenue Code, or any excess plan providing benefits that would have been payable under such a qualified plan but for legal limitations on contributions or benefits that may be made to or payable from any such plan.

     13.  Adjustments in Shares.

          If there is any change in the shares of the Common Stock because of merger, consolidation or reorganization involving the Company, or if the Board of Directors of the Company declares a stock dividend or stock split that is distributable in shares of the Common Stock, or if there is a change in the capital stock structure of the Company affecting the Common Stock, the number of the Granted Shares held by the Company pending release pursuant to Section 6 of this Agreement shall be adjusted in proportion to the increase or decrease in the number of the shares of the Common Stock resulting from such change, stock dividend or stock split, or change in capital stock structure.

     14.  Subsidiary Defined.

          For purposes of this Agreement, "Subsidiary" shall mean a corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     15.  Amendment and Termination.

          This Agreement may be amended or terminated at any time by the Board of Directors of the Company, provided that such termination or amendment shall not, without the consent of the Participant, affect such Participant's rights with respect to the Granted Shares granted to him prior to the effective date of such termination or amendment.

     16.  Other Agreements.

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah, which internal laws exclude any provision or interpretation of such laws that would call for, or permit, the application of the laws of any other state or jurisdiction, and any dispute arising therefrom and the remedies available shall be determined solely in accordance with such internal laws.

          This Agreement shall not be modified by any oral agreement, either express or implied, and all amendments or modifications of this Agreement shall be in writing and be signed by both of the Parties. The provisions of this and the immediately preceding sentence themselves may not be amended or modified, either orally or by conduct, either express or implied, and it is the declared intention of the Parties that no provision of this Agreement,



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including said two sentences, shall be modifiable in any way or manner whatsoever other than through a written document signed by both of the Parties.

          The section headings in this Agreement are for the purpose of convenience only and shall not limit or otherwise affect any of the terms of this Agreement.

          Where the context requires, the singular shall include the plural, the plural shall include the singular, and any gender shall include all other genders.

                  [remainder of page intentionally left blank]



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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                              "COMPANY"

                                              MOTOR CARGO INDUSTRIES, INC.,
                                              a Utah corporation


                                              By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------
Attest:


---------------------------------
Secretary



                                              "PARTICIPANT"


                                              ----------------------------------
                                              Louis V.  Holdener

Witness:


---------------------------------

Name:
     ----------------------------

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